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                                                                 Exhibit 10.24
Execution Version
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                         SWIFT TRANSPORTATION CO., INC.,
                             an Arizona corporation

                                       and

                         SWIFT TRANSPORTATION CO., INC.
                              a Nevada corporation
                           -------------------------

                                 FIRST AMENDMENT
                            Dated as of July 8, 2004

                                       to

                             NOTE PURCHASE AGREEMENT
                            Dated as of June 27, 2003
                           -------------------------

            Re: $100,000,000 3.73% Senior Guaranteed Notes, Series A,
                                Due June 27, 2008
                                       and

              $100,000,000 4.33% Senior Guaranteed Notes, Series B,
                                Due June 27, 2010

================================================================================

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                   FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT

      THIS FIRST AMENDMENT dated as of July 8, 2004 (the or this "First Amendment") to the Note Purchase Agreement dated as of June 27, 2003 is among SWIFT TRANSPORTATION CO., INC., an Arizona corporation (the "Company"), SWIFT TRANSPORTATION CO., INC., a Nevada corporation (the "Parent Corporation"), and each of the institutions which is a signatory to this First Amendment (collectively, the "Noteholders").

                                    RECITALS:

      A. The Company and each of the Noteholders have heretofore entered into that certain Note Purchase Agreement dated as of June 27, 2003 (the "Note Purchase Agreement"), pursuant to which the Company issued (a) $100,000,000 aggregate principal amount of its 3.73% Senior Guaranteed Notes, Series A, due June 27, 2008 (the "Series A Notes") and (b) $100,000,000 aggregate principal amount of its 4.33% Senior Guaranteed Notes, Series B, due June 27, 2010 (the "Series B Notes" and, together with the Series A Notes, the "Notes"). The Noteholders are the holders of more than the requisite percentage of the outstanding principal amount of the Notes necessary to approve the amendments provided for herein.

      B. The Company and the Noteholders now desire to amend the Note Purchase Agreement in the respects, but only in the respects, hereinafter set forth.

      C. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Note Purchase Agreement unless herein defined or the context shall otherwise require.

      D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

      NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in SECTION 3.1 hereof, and for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company, the Parent Corporation and the Noteholders do hereby agree as follows:

SECTION 1. AMENDMENTS.

      Section 1.1. Section 10.1 of the Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

                  "Section 10.1. Leverage Ratio. The Parent Corporation will maintain, as of the end of each Fiscal Quarter, a Leverage Ratio of not greater than 3.00 to 1.00."

Swift Transportation                                             First Amendment

      Section 1.2. Section 10.4 of the Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

                  "Section 10.4. Consolidated Tangible Net Worth. The Parent
            Corporation will at all times keep and maintain Consolidated Tangible Net Worth at an amount not less than the sum of (a) $550,000,000, plus (b) an aggregate amount equal to 50% of Consolidated Net Income (but, in each case, only if a positive number) for each completed Fiscal Quarter commencing with the Fiscal Quarter ending September 30, 2004, plus (c) 100% of the amount by which 'total stockholders' equity' of the Parent Corporation is increased as a result of any public or private offering of common stock of the Parent Corporation after June 24, 2004."

      Section 1.3. The definition of "Credit Agreement" set forth in Schedule B to the Note Purchase Agreement shall be and is hereby amended and restated in its entirety to read as follows:

                  " `Credit Agreement' means that certain Amended and Restated
            Revolving Credit Agreement, dated as of June 24, 2004, among the Company, the Parent Corporation, the several banks and other financial institutions and lenders from time to time party thereto, SunTrust Bank, as Administrative Agent, U.S. Bank, National Association and LaSalle Bank, National Association, as Co-Documentation Agents, and Wells Fargo Bank, N.A. and KeyBank, National Association, as Co-Syndication Agents, as amended, modified, supplemented, refinanced or replaced, in whole or in part, from time to time."

      Section 1.4. The following defined terms shall be added to Schedule B to the Note Purchase Agreement in appropriate alphabetical order:

                  " `Consolidated Adjusted Total Debt' shall mean, as of any date, (a) Consolidated Total Debt on such date minus (b) the amount by which cash on hand of the Parent Corporation and its Subsidiaries (measured on a consolidated basis) on such date exceeds $5,000,000; provided, that the amount of cash on hand subtracted from Consolidated Total Debt shall not exceed the lesser of (x) the principal amount of swingline loans outstanding under the Credit Agreement on such date or (y) $20,000,000.

                  `Fiscal Quarter' shall mean any fiscal quarter of the Parent
            Corporation.

Swift Transportation                                             First Amendment

                  'Leverage Ratio' shall mean, as of any date, the ratio of (a)
            Consolidated Adjusted Total Debt as of such date to (b) Consolidated EBITDA for the four consecutive Fiscal Quarters ending on or immediately prior to such date."

      Section 1.5. The definition of "Consolidated Total Capitalization" set forth in Schedule B to the Note Purchase Agreement shall be and is hereby deleted.

SECTION 2. REPRESENTATIONS AND WARRANTIES.

      Section 2.1. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), the Company and the Parent Corporation, jointly and severally, represent and warrant to the Noteholders that:

            (a) this First Amendment has been duly authorized, executed and delivered by the Company and the Parent Corporation and constitutes the legal, valid and binding obligation, contract and agreement of the Company and the Parent Corporation enforceable against them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

            (b) the Note Purchase Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company and the Parent Corporation enforceable against them in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws or equitable principles relating to or limiting creditors' rights generally;

            (c) the execution, delivery and performance by the Company and the Parent Corporation of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or the certificate of incorporation or bylaws of the Company or the Parent Corporation, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon the Company or the Parent Corporation, or (3) any provision of any material indenture, agreement or other instrument to which either the Company or the Parent Corporation is a party or by which any of their respective properties or assets are or may be bound, or (B) result in a breach or constitute (alone or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this SECTION 2.1(c);

Swift Transportation                                             First Amendment

            (d) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

            (e) all the representations and warranties contained in Section 5 of the Note Purchase Agreement are true and correct in all material respects with the same force and effect as if made by the Company and the Parent Corporation on and as of the date hereof.

SECTION 3. CONDITIONS TO EFFECTIVENESS OF THIS FIRST AMENDMENT.

      Section 3.1. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

            (a) executed counterparts of this First Amendment, duly executed by the Company, the Parent Corporation, the Constituent Company Guarantors and the holders of more than 50% in principal amount of the outstanding Notes shall have been delivered to the Noteholders;

            (b) the Company, the Parent Corporation and the lenders named thereunder shall have executed and delivered the Amended and Restated Revolving Credit Agreement dated as of June 24, 2004, with SunTrust Bank, as Administrative Agent, U.S. Bank, National Association and LaSalle Bank, National Association, as Co-Documentation Agents, and Wells Fargo Bank, N.A. and KeyBank, National Association, as Co-Syndication Agents, and a true, correct and complete copy of the executed form of such agreement shall have been delivered to the Noteholders and their special counsel;

            (c) each holder of the Notes shall have received a consent fee equal to 0.10% of the aggregate principal amount of the Notes held by it as of the date of this First Amendment, such fee to be paid by wire transfer of immediately available funds in the manner provided in Schedule A to the Note Purchase Agreement (as such instructions have been revised or amended to the date hereof), which fees shall be fully earned and payable as of the date hereof; and

            (d) the representations and warranties of the Company and the Parent Corporation set forth in SECTION 2 hereof shall be true and correct on and with respect to the date hereof, and the execution and delivery by the Company and the Parent Corporation of this First Amendment shall constitute the certification thereby of the same.

Upon receipt and satisfaction of all of the foregoing, this First Amendment shall become effective.

Swift Transportation                                             First Amendment

SECTION 4. PAYMENT OF NOTEHOLDERS' COUNSEL FEES AND EXPENSES.

      Section 4.1. The Company and the Parent Corporation jointly and severally agree to pay upon demand, the fees and expenses of Chapman and Cutler, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment.

SECTION 5. MISCELLANEOUS.

      Section 5.1. This First Amendment shall be construed in connection with and as part of each of the Note Purchase Agreement, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Purchase Agreement (including, without limitation, the Parent Guaranty), the Notes and the Constituent Company Guaranty are hereby ratified and shall be and remain in full force and effect.

      Section 5.2. Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note Purchase Agreement without making specific reference to this First Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

      Section 5.3. Any and all notices, requests, certificates and other instruments, including the Notes, may refer to the "Note Purchase Agreement" or the "Note Purchase Agreement dated as of June 27, 2003" without making specific reference to this First Amendment, but nevertheless all such references shall be deemed to include this First Amendment unless the context shall otherwise require.

      Section 5.4. The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

      Section 5.5. This First Amendment shall be governed by and construed in accordance with New York law excluding choice-of-law principles of the law of New York that would require the application of the laws of jurisdiction other than New York.

Swift Transportation                                             First Amendment

      Section 5.6. The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this First Amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

                           SWIFT TRANSPORTATION CO., INC., an Arizona
                             corporation

                           By __________________________________________________
                              Name:
                              Title:

                           SWIFT TRANSPORTATION CO., INC., a Nevada
                             corporation

                           By __________________________________________________
                              Name:
                              Title:

Swift Transportation                                             First Amendment

Accepted as of __________, 2004.

                                        ALLSTATE LIFE INSURANCE COMPANY

                                        By  ____________________________________

                                        By  ____________________________________
                                            Authorized Signatories

Swift Transportation                                             First Amendment

                                 CONNECTICUT GENERAL LIFE INSURANCE
                                   COMPANY

                                 By: CIGNA Investments, Inc.(authorized agent)

                                 By  ___________________________________________
                                     Name:
                                     Title:

                                 LIFE INSURANCE COMPANY OF NORTH AMERICA

                                 By: CIGNA Investments, Inc. (authorized agent)

                                 By  ___________________________________________
                                     Name:
                                     Title:

Swift Transportation                                             First Amendment

                                 THE GREAT-WEST LIFE ASSURANCE COMPANY

                                 By  ___________________________________________
                                     Name:
                                     Title:

                                 By  ___________________________________________
                                     Name:
                                     Title:

                                 GREAT-WEST LIFE & ANNUITY INSURANCE
                                   COMPANY

                                 By  ___________________________________________
                                     Name:
                                     Title:

                                 By  ___________________________________________
                                     Name:
                                     Title:

                                 JEFFERSON PILOT LIFEAMERICA INSURANCE
                                   COMPANY

                                 By  ___________________________________________
                                     Name:
                                     Title:

                                 JEFFERSON-PILOT LIFE INSURANCE COMPANY

                                 By  ___________________________________________
                                     Name:
                                     Title:

Swift Transportation                                             First Amendment

                                 METROPOLITAN LIFE INSURANCE COMPANY

                                 By  ___________________________________________
                                     Name:
                                     Title:

                                 NATIONWIDE LIFE INSURANCE COMPANY

                                 By  ___________________________________________
                                     Name:
                                     Title:

                                 NATIONWIDE LIFE INSURANCE COMPANY OF
                                   AMERICA

                                 By  ___________________________________________
                                     Name:
                                     Title:

Swift Transportation                                             First Amendment

                                 RELIASTAR LIFE INSURANCE COMPANY

                                 By: ING Investment Management LLC, as
                                     Agent

                                     By: _______________________________________
                                         Name:
                                         Title:

                                 ING USA ANNUITY AND LIFE INSURANCE
                                   COMPANY (f/k/a Golden American Life
                                   Insurance Company)

                                 By: ING Investment Management LLC, as
                                     Agent

                                     By ________________________________________
                                        Name:
                                        Title:

                                 RELIASTAR LIFE INSURANCE COMPANY
                                   (successor by merger to Security-Connecticut
                                   Life Insurance Company)

                                 By: ING Investment Management LLC, as Agent

                                     By: _______________________________________
                                         Name:
                                         Title:

                                 ING USA ANNUITY AND LIFE INSURANCE
                                   COMPANY (successor by merger to USG
                                   Annuity & Life Company)

                                 By: ING Investment Management LLC, as
                                     Agent

                                     By: _______________________________________
                                         Name:
                                         Title:

Swift Transportation                                             First Amendment

                                 TEACHERS INSURANCE AND ANNUITY
                                    ASSOCIATION OF AMERICA

                                 By ____________________________________________
                                    Name:
                                    Title:

                                 TIAA-CREF LIFE INSURANCE COMPANY

                                 By: Teachers Insurance and Annuity
                                     Association of America, as Investment
                                     Manager

                                     By  _______________________________________
                                         Name:
                                         Title:

                                 UNITED OF OMAHA LIFE INSURANCE COMPANY

                                 By ____________________________________________
                                   Name:
                                   Title:

                     CONSTITUENT COMPANY GUARANTORS' CONSENT

      Each undersigned guarantor (each a "Constituent Company Guarantor") is a guarantor of the indebtedness, liabilities and obligations of Swift Transportation Co., Inc., an Arizona corporation (the "Company"), under (a) that certain Note Purchase Agreement dated as of June 27, 2003 (the "Note Purchase Agreement") referred to in the foregoing First Amendment dated as of July 8, 2004 (the "First Amendment"), and (b) the Notes described in the Note Purchase Agreement. Each Constituent Company Guarantor hereby acknowledges that it has received a copy of the First Amendment and hereby consents to its contents. Each Constituent Company Guarantor hereby ratifies the Guaranty Agreement dated as of June 27, 2003 and confirms that its guarantee of the obligations of the Company set forth therein remains in full force and effect and that the obligations of the Company under the Note Purchase Agreement and the Notes shall include the obligations of the Company under the First Amendment.

                                 SWIFT TRANSPORTATION CORPORATION, a
                                   Nevada corporation

                                 By  ___________________________________________
                                     Name:
                                     Title:

                                 SWIFT LEASING CO., INC., an Arizona
                                   corporation

                                 By  ___________________________________________
                                   Name:
                                   Title:

                                 M.S. CARRIERS, INC., a Tennessee corporation

                                 By ____________________________________________
                                    Name:
                                    Title:

Swift Transportation                                             First Amendment
                                         Constituent Company Guarantors' Consent

                                 M.S. CARRIERS WAREHOUSING &
                                 DISTRIBUTION, INC., a Tennessee corporation

                                 By  ___________________________________________
                                     Name:
                                     Title:

                                 SPARKS FINANCE CO., a Nevada corporation

                                 By  ___________________________________________
                                     Name:
                                     Title:

                                      -2-